UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): July 20, 2022

___________________________________________________________

ACURA PHARMACEUTICALS, INC.

(Exact Name of Registrant as specified in its Charter)

___________________________________________________________

New York	1-10113	11-0853640
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

616 N. North Court, Suite 120

Palatine, Illinois 60067

(Address of principal executive offices) (Zip code)

(847) 705-7709

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ACUR	OTC Markets Group – OTC Pink Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 20, 2022 the Company was notified that, effective July 21, 2022, our common stock would be downgraded from the OTC Pink Market to the OTC Expert Market of the OTC Markets Group because the Company was delinquent in making current information publicly available as required by SEC Rule 15c2-11. This occurred because the Company failed to file our Annual Report on Form 10-K for 2021 or our Quarterly Report on Form 10-Q for the first quarter ended March 31, 2022 within the applicable grace periods provided by the OTC Markets Group. Both of these reports could not be filed within the prescribed time period because of delays in the completion of management’s evaluation of the Company’s liquidity including the ability to meet day-to-day operating obligations.

Because of the restrictions imposed on securities quoted on the Expert Market, most investors will not be able to publicly sell their shares. Additionally, they will not have access to bid and ask prices or other information, including trading volume. As such, Expert Market shares are illiquid.

We are working on funding solutions for our working capital requirements to fund continued operations and we will proceed as quickly as possible with filing these reports with the SEC at which time we will apply for relisting on the OTCQB Market.

No assurance can be given that the Company will be successful in obtaining such financing and funding solutions sufficient to fund continued operations. In the absence of such financing the Company will be required to scale back or terminate operations and/or seek protection under applicable bankruptcy laws. An extended delay or cessation of the Company’s continuing product development efforts will have a material adverse effect on the Company’s financial condition and results of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACURA PHARMACEUTICALS, INC.

By:	/s/ Peter A. Clemens
Peter A. Clemens
Senior Vice President & Chief Financial Officer

Date: July 28, 2022

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